Item 4. Description of the due diligence performed.
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMCD”) or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMC Diligence, LLC referred to collectively as “AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by an affiliate of FirstKey Mortgage, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:
▪	“Compliance Review”:	2,504 mortgage loans
▪	“Data Integrity Review”:	2,504 mortgage loans
▪	“Pre-Acquisition Collection Comment Review”:	137 mortgage loans
▪	“Post-Acquisition Collection Comment Review”:	13 mortgage loans
▪	“Pre-Acquisition Payment History Review”:	2,445 mortgage loans
▪	“Post-Acquisition Payment History Review”:	29 mortgage loans
▪	“Title Review (1st Lien)”:	139 mortgage loans
▪	“Title Review (2nd Lien)”:	6 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.
The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring

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models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (2,497 Mortgage Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;

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ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (7 Mortgage Loans)
For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:
a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)
Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

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b)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)
review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:
a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)
Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage
With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay
AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before

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consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)
with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review
AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(8) Other: review and methodology.
Data Integrity Review: AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction.

Pre-Acquisition Collection Comment Review: AMC performed a review before acquisition utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Post-Acquisition Collection Comment Review: Following the acquisition of the mortgage loans but before securitization, AMC performed a review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Pre-Acquisition Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back period for each mortgage loan within the payment history population ranging from 12 to 68 months.

Post-Acquisition Payment History Review: Following the acquisition of the mortgage loans but before securitization, AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back for each mortgage loan within the payment history population ranging from 6 to 24 months.

SAFE ACT Review: For applicable mortgage loans, AMC performed a SAFE ACT review by going to the NMLS site and verifying, if the information is available, if the broker (if applicable) and the originator were licensed at the time of mortgage loan origination. The NMLS site contains limited retroactive license information and may not have such information available for all originators. This review was completed based upon the information that was available and AMC does not represent or warranty as to the completeness or accuracy of information contained on the site.

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Title Review
As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client provided AMC a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on Schedule B of the applicable title policies.

Item 5. Summary of findings and conclusions of review
There were 2,504 mortgage loans in the final compliance population reviewed by AMC. After all documents were presented, 2,323 (92.77%) of the mortgage loans had exceptions; however, only 390 (15.58%) of the mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above. Of the 2,504 mortgage loans reviewed for compliance, 2,457 were reviewed by AMCD and 47 were reviewed by JCIII.

COMPLIANCE RESULTS SUMMARY (2,504 Mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Consolidated (2,504 Mortgage Loans)
Compliance: Event Level	Loan Count	Percentage of Loans
A	181	7.23%
B	1,933	77.20%
C	27	1.08%
D	363	14.50%
Total	2,504	100.00%

AMC Diligence, LLC (2,457 Mortgage Loans)
Compliance: Event Level	Loan Count	Percentage of Loans
A	177	7.20%
B	1,893	77.05%
C	25	1.02%
D	362	14.73%
Total	2,457	100.00%

JCIII & Associates, LLC (47 Mortgage Loans)
Compliance: Event Level	Loan Count	Percentage of Loans
A	4	8.51%
B	40	85.11%
C	2	4.26%
D	1	2.13%
Total	47	100.00%

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EXCEPTION SUMMARY (2,504 Mortgage Loans)
The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

AMC Diligence, LLC (2,457 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD.

Exception Type	RA Exception Level Grade	Exception Category	# Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	326
		Incomplete File	37
		Missing, Incorrect, or Incomplete Note	4
		Total Compliance Grade (D) Exceptions:	367
	C	Missing, Incorrect, or Incomplete HUD-1	20
		State Defect	7
		Missing Required Data (other than HUD-1 or Note)	4
		Loan Package Documentation	3
		State Late Charge	3
		State HPML	1
		Total Compliance Grade (C) Exceptions	38
	B	TILA	2847
		Missing Application Date	1413
		RESPA	806
		FACTA	546
		Missing, Incorrect, or Incomplete GFE	475
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	353
		Misc. State Level	352
		Missing, Incorrect, or Incomplete Final TIL	180
		Missing Non-Required Data	171
		LTV Test	109
		Final TIL Estimated	106
		Missing, Incorrect, or Incomplete Final or Initial 1003	96
		State Defect	78
		State Late Charge	65
		Missing Required Data (other than HUD-1 or Note)	40
		State HPML	11

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B	Missing Required Data	6
	ECOA	4
	Missing, Incorrect, or Incomplete Initial TIL	3
	TIL-MDIA	2
	Federal HPML	1
	FHA	1
	Missing Disclosure	1
	Total Compliance Grade (B) Exceptions:	7,669
Total Compliance Exceptions:		8,074

JCIII & Associates, LLC (47 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by JCIII.

Exception Type	RA Exception Level Grade	Exception Category	# Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	1
		Total Compliance Grade (D) Exceptions:	1
	C	State Defect	2
		Total Compliance Grade (C) Exceptions	2
	B	Misc. State Level	90
		RESPA	18
		TILA	16
		Missing, Incorrect, or Incomplete Initial TIL	13
		Missing, Incorrect, or Incomplete GFE	8
		Missing Disclosure	7
		FACTA	5
		Missing, Incorrect, or Incomplete Final TIL	5
		Federal HPML	1
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	1
		Total Compliance Grade (B) Exceptions:	164
Total Compliance Exceptions:			167

DATA INTEGRITY REVIEW RESULTS SUMMARY (2,504 Mortgage Loans)
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by the time period of the transaction. The information provided below is based upon the relevant data capture and bid tape elements for a specific transaction, as may be unique for that transaction, within the reviews that occurred to the associated mortgage loans that are included in the securitization population. Data discrepancies have been separated by mortgage loans reviewed by AMCD and mortgage loans reviewed by JCIII. Some mortgage loans may have multiple data discrepancies.

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The data for LTV, CLTV and DTI was taken directly from various documents in the mortgage loan files and was not recalculated for this review.

Please note that AMC did not track the number of fields that were checked on each mortgage loan for these data integrity elements as the data review was conducted during the acquisition of such assets and varied by transaction. AMC can confirm that not all fields would have been reviewed for all mortgage loans; however, mortgage loans within a similar transaction would have included a consistent data comparison for that transaction.

AMC Diligence, LLC (2.457 Mortgage Loans)
In total, data variances were found on 2,354 (95.81%) mortgage loans across 63 unique data fields in the AMCD sample.

Field	Loan Count	% of Loans
Original Term	1,949	79.32%
Occupancy	1,062	43.22%
Neg Am	609	24.79%
Original Interest Rate	579	23.57%
Original P&I	501	20.39%
Refi Purpose	333	13.55%
Note Date	258	10.50%
Maturity Date	252	10.26%
Street	228	9.28%
LTV Valuation Value	142	5.78%
City	126	5.13%
Borrower Last Name	98	3.99%
First Payment Date	85	3.46%
Borrower First Name	68	2.77%
Original LTV	62	2.52%
Purpose	60	2.44%
Amortization Type	58	2.36%
Interest Rate Life Cap	47	1.91%
Zip	47	1.91%
Margin	45	1.83%
Property Type	43	1.75%
Amortization Term	42	1.71%
PMI Company	34	1.38%
PMI Coverage %	34	1.38%
Interest Rate Periodic Cap	32	1.30%
Original CLTV	26	1.06%
Representative FICO	21	0.85%
Borrower Full Name	19	0.77%
Index Type	19	0.77%
Interest Rate Life Floor	17	0.69%
Interest Rate Life Max	17	0.69%
Doc Type	15	0.61%
Borrower SSN	14	0.57%
Interest Rate Initial Cap	14	0.57%
Interest Rate Periodic Floor	14	0.57%
Original Loan Amount	14	0.57%
# of Units	13	0.53%

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Field	Loan Count	% of Loans
Contract Sales Price	13	0.53%
Interest Rate Change Frequency	13	0.53%
Interest Rate Life Min	11	0.45%
Coborrower Full Name	9	0.37%
Coborrower SSN	9	0.37%
Mortgage Type	6	0.24%
Appraised Value	5	0.20%
Rounding Factor	5	0.20%
Investor: Qualifying Total Debt Ratio	4	0.16%
First Payment Change Date	3	0.12%
Interest Rate Initial Maximum	3	0.12%
Balloon Flag	2	0.08%
DTI	2	0.08%
Has Modification?	2	0.08%
Lookback Period	2	0.08%
Next Payment Change Date	2	0.08%
Prepayment Penalty	2	0.08%
Coborrower First Name	1	0.04%
Coborrower Last Name	1	0.04%
First Interest Rate Change Date	1	0.04%
Interest Rate Initial Minimum	1	0.04%
Mod Date	1	0.04%
Mod Maturity Date	1	0.04%
Mod Original Term	1	0.04%
Next Interest Rate Change Date	1	0.04%
Total Debt Ratio	1	0.04%

JCIII & Associates, LLC (47 Mortgage Loans)
In total, data variances were found on 43 (91.49%) mortgage loans across 30 unique data fields in the JCIII sample. Please note that not all data fields would have been available for all loans.

Field	Loan Count	% of Loans
Documentation Type	14	29.79%
Purpose at origination	14	29.79%
Original P&I	10	21.28%
Borrower #1 FICO/Experian	8	17.02%
Maximum Rate (Life Ceiling)	8	17.02%
Orig Appraised Value	8	17.02%
Original Stated Rate	8	17.02%
Sales Price	8	17.02%
Index	7	14.89%
LTV per 1)AUS; 2)Manual Approval; 3)1008	7	14.89%
Margin	7	14.89%
Rate Change Frequency	7	14.89%
Property Type	6	12.77%
Address	5	10.64%
Original First Payment Date	5	10.64%
Stated Maturity Date	4	8.51%

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Field	Loan Count	% of Loans
Original Principal Balance	3	6.38%
Rate Cap at First Adj (Up)	3	6.38%
Debt (Back) Ratio per 1)AUS; 2)Manual Approval; 3)1008	2	4.26%
First Rate Change Date	2	4.26%
Interest Only Period?	2	4.26%
MI Required	2	4.26%
Next Rate Change Date	2	4.26%
Origination Date (Closing Date)	2	4.26%
Periodic Rate Cap %	2	4.26%
MI Company	1	2.13%
MI Percentage	1	2.13%
Minimum Rate (Life Floor)	1	2.13%
Occupancy at origination	1	2.13%
Origination Note Amort Type	1	2.13%

PRE-ACQUISITION COLLECTION COMMENT REVIEW SUMMARY (137 Mortgage Loans)

AMC Consolidated
Of the mortgage loans subject to the pre-acquisition service comment review, 90.51% triggered an EV1 or EV2 exception level and 9.49% triggered an EV3 exception level. Some loans may have carried more than one (1) EV3 exception.

Servicing Review Grade	Loan Count	% of Loans
1	104	75.91%
2	20	14.60%
3	13	9.49%
Total	137	100.00%

EV3 Exception	# Exceptions	% of Loans
Currently Delinquent Mortgage	4	2.92%
Collection Comments Incomplete or Missing	3	2.19%
MI not being paid as required	2	1.46%
Performing Loan But Strong Possibility of Going Delinquent	1	0.73%
Potential REO	1	0.73%
F/C Sale Date Scheduled	1	0.73%
Loan is in Foreclosure	1	0.73%
Total	13

AMC Diligence, LLC Review (119 Mortgage Loans)
Of the mortgage loans subject to the pre-acquisition service comment review, 94.12% triggered an EV1 or EV2 exception level and 5.88% triggered an EV3 exception level. Some loans may have carried more than one (1) EV3 exception.

Servicing Review Grade	Loan Count	% of Loans
1	97	81.51%
2	15	12.61%
3	7	5.88%
Total	119	100.00%

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EV3 Exception	# Exceptions	% of Loans
Collection Comments Incomplete or Missing	3	2.52%
MI not being paid as required	2	1.68%
F/C Sale Date Scheduled	1	0.84%
Loan is in Foreclosure	1	0.84%
Total	7

JCIII & Associates, LLC Review (18 Mortgage Loans)
Of the mortgage loans subject to the pre-acquisition service comment review, 66.67% triggered an EV1 or EV2 exception level and 33.33% triggered an EV3 exception level. Some loans may have carried more than one (1) EV3 exception.

Servicing Review Grade	Loan Count	% of Loans
1	7	38.89%
2	5	27.78%
3	6	33.33%
Total	18	100.00%

EV3 Exception	# Exceptions	% of Loans
Currently Delinquent Mortgage	4	22.22%
Performing Loan But Strong Possibility of Going Delinquent	1	5.56%
Potential REO	1	5.56%
Total	6

POST-ACQUISITION COLLECTION COMMENT REVIEW SUMMARY (13 Mortgage Loans)

AMC Diligence, LLC Review (13 Mortgage Loans)
Of the mortgage loans subject to the post-acquisition service comment review, All mortgage loans triggered an EV1 or EV2 exception level.

Servicing Review Grade	Loan Count	% of Loans
1	11	84.62%
2	2	15.38%
3	0	0.00%
Total	13	100.00%

PRE-ACQUISITION PAYMENT HISTORY REVIEW SUMMARY (2,445 Mortgage Loans)

AMC Consolidated
A Pre-Acquisition Payment History Review was completed on 2,445 mortgage loans of which 2,416 had complete pay history strings (98.81%) and 29 mortgage loans (1.19%) had incomplete pay history strings. Of these mortgage loans, 1,521 mortgage loans (62.21%) had no delinquencies during the lookback period and no missing pay history data. The remaining 924 mortgage loans (37.79%) showed evidence of one or more delinquencies during the lookback period or were missing pay history data.

Delinquency During Lookback	Loan Count	% of Loans
Delinquency, At Least One Missing Month	14	0.57%
Delinquency, No Missing Data	895	36.61%
No Delinquency, At Least One Missing Month	15	0.61%
No Delinquency, No Missing Data	1,521	62.21%
Total	2,445	100.00%

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Lookback Period (months)	Loan Count	% of Loans
12	11	0.45%
24	1,277	52.23%
36	1,108	45.32%
48	2	0.08%
60	1	0.04%
68	46	1.88%
Total	2,445	100.00%

AMC Diligence, LLC Review (2,417 Mortgage Loans)

Delinquency During Lookback	Loan Count	% of Loans
Delinquency, At Least One Missing Month	11	0.46%
Delinquency, No Missing Data	873	36.12%
No Delinquency, At Least One Missing Month	15	0.62%
No Delinquency, No Missing Data	1,518	62.81%
Total	2,417	100.00%

Lookback Period (months)	Loan Count	% of Loans
12	2	0.08%
24	1258	52.05%
36	1108	45.84%
48	2	0.08%
60	1	0.04%
68	46	1.90%
Total	2,417	100.00%

JCIII & Associates, LLC Review (28 Mortgage Loans)

Delinquency During Lookback	Loan Count	% of Loans
Delinquency, At Least One Missing Month	3	10.71%

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Delinquency, No Missing Data	22	78.57%
No Delinquency, No Missing Data	3	10.71%
Total	28	100.00%

Lookback Period (months)	Loan Count	% of Loans
12	9	32.14%
24	19	67.86%
Total	28	100.00%

POST ACQUISITION PAYMENT HISTORY REVIEW SUMMARY (29 Mortgage Loans)

A Post-Acquisition Payment History Review was completed on 29 mortgage loans of which 26 had complete pay history strings (89.66%) and 3 (10.34%)had incomplete pay history strings. Of these mortgage loans, 6 mortgage loans (20.69%) had no delinquencies during the lookback period and no missing pay history data. The remaining 23 mortgage loans (79.31%) showed evidence of one or more delinquencies during the lookback period or were missing pay history data.

Delinquency During Lookback	Loan Count	% of Loans
Delinquency, At Least One Missing Month	1	3.45%
Delinquency, No Missing Data	20	68.97%
No Delinquency, At Least One Missing Month	1	3.45%
No Delinquency, No Missing Data	6	20.69%
Missing Payment History	1	3.45%
Total	29	100.00%

Lookback Period (months)	Loan Count	% of Loans
6	5	17.24%
12	3	10.34%
24	21	72.41%
Total	29	100.00%

TAX AND TITLE REVIEW (139 First Lien Mortgage Loans)
As part of the due diligence services, the Client provided AMC with identifying data on 139 first lien mortgage loans. There were 54 mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein.  Of these 54 mortgage loans, 3 mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage and were not able to be mitigated with Schedule B of the related title policy.  2 mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage which were not able to be mitigated with Schedule B of the related title policy and had a senior lien encumbrance recorded before the recordation of the subject mortgage which were able to be mitigated with Schedule B of the related title policy. The remaining 49 mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, 48 of these mortgage loans were able to be mitigated with Schedule B of the related title policy and 1 of these mortgage loans did not have sufficient evidence of title to mitigate the lien issue.  AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 85 mortgage loans.

TAX AND TITLE REVIEW (6 Second Lien Mortgage Loans)
As part of the due diligence services, the Client provided AMC with identifying data on 6 second lien mortgage loans.  There were 2 second lien mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein.  Both of these mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, each of these mortgage loans were able to be mitigated with Schedule B of the related title policy. AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 4 mortgage loans.

ADDITIONAL SUMMARY (AMC Population – 2,457 Mortgage Loans)
Some % of Loans may not add to 100% due to rounding

Purpose	Loan Count	% of Loans
Refinance Cash-out - Other	705	28.69%
Purchase	648	26.37%
Refinance Cash-out - Debt Consolidation	635	25.84%
Refinance Rate/Term	376	15.30%
UTD	28	1.14%
Refinance Cash-out - Home Improvement	26	1.06%
Construction-Permanent	19	0.77%
Refinance Limited Cash-out GSE	9	0.37%
Refinance UTD	8	0.33%
Refinance Streamlined	2	0.08%
Construction	1	0.04%
Total	2,457	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	1,776	72.28%
PUD	171	6.96%

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UTD	144	5.86%
2 Family	112	4.56%
Condo (Low Rise)	82	3.34%
Manufactured Housing	32	1.30%
3 Family	31	1.26%
Single Family Attached	25	1.02%
PUD Attached	21	0.85%
Condo (Mid Rise)	16	0.65%
4 Family	13	0.53%
Townhouse	13	0.53%
Condo (High Rise)	11	0.45%
Raw Land/Other Non-Res Prop	3	0.12%
Co-op	2	0.08%
Mobile Home (Multi-Wide)	2	0.08%
Mobile Home (Single-Wide)	2	0.08%
Mixed Use	1	0.04%
Total	2,457	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	2,420	98.49%
UTD	24	0.98%
2	13	0.53%
Total	2,457	100.00%

Amortization Type	Loan Count	% of Loans
ARM	1,629	66.30%
Fixed	804	32.72%
UTD	24	0.98%
Total	2,457	100.00%

Term	Loan Count	% of Loans
360	2,089	85.02%
480	157	6.39%
180	74	3.01%
240	48	1.95%
300	28	1.14%
UTD	25	1.02%
348	10	0.41%
181	3	0.12%
336	3	0.12%
342	3	0.12%
168	2	0.08%
84	2	0.08%
120	1	0.04%
239	1	0.04%
252	1	0.04%
312	1	0.04%
324	1	0.04%
327	1	0.04%
338	1	0.04%

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Term	Loan Count	% of Loans
36	1	0.04%
363	1	0.04%
366	1	0.04%
372	1	0.04%
59	1	0.04%
60	1	0.04%
Total	2,457	100.00%

ADDITIONAL SUMMARY (JCIII Population - 47 Mortgage Loans)
Some % of Loans may not add to 100% due to rounding

Purpose	Loan Count	% of Loans
Purchase	23	48.94%
Cashout Refi	17	36.17%
Rate/Term Refi	5	10.64%
Construction To Perm	2	4.26%
Total	47	100.00%

Property Type	Loan Count	% of Loans
Single Family	39	82.98%
PUD Detached	3	6.38%
Manufactured (Double-Wide)	2	4.26%
2 Family	1	2.13%
Land	1	2.13%
Low Rise Condo (<5 Floors)	1	2.13%
Total	47	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	47	100.00%
Total	47	100.00%

Amortization Type	Loan Count	% of Loans
Fixed	28	59.57%
ARM	19	40.43%
Total	47	100.00%

Term	Loan Count	% of Loans
360	35	74.47%
240	5	10.64%
180	4	8.51%
60	1	2.13%
132	1	2.13%
300	1	2.13%
Total	47	100.00%

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